UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K
                               (AMENDMENT NO. 1)

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 29, 2002

                     DEMARCO ENERGY SYSTEMS OF AMERICA, INC.
               (Exact name of registrant as specified in charter)

                        Commission File Number 000-28283
                                               ---------

                Utah                                         87-0392000
    -------------------------------                      ------------------
    (State or other jurisdiction of                        (IRS Employer
    incorporation or organization)                       Identification No.)

    12885 HWY 183, STE 108-A, AUSTIN, TEXAS                   78750
    ---------------------------------------                 ----------
    (Address of principal executive offices)                (Zip Code)

    Registrant's telephone number, including area code   (512) 335-1494
                                                         --------------

ITEM 2. Acquisition or Disposition of Assets

         On May 29, 2002, DeMarco Energy Systems of America, Inc. (the "Company") completed a purchase of substantially all of the assets of Baker's Filter Services, Inc. ("BFS"), based in Waco, Texas. BFS sells, installs and provides monthly maintenance services on air filters in connection with heating and air conditioning systems used within commercial businesses. The Company purchased substantially all of the assets and none of the liabilities of BFS. The purchase price was $150,000 cash. The source of funds for the purchase was a portion of the proceeds from the Company's March 26, 2002 sale of $1,000,000 of its 10% Secured Convertible Debentures to certain institutional investors.

A summary of the assets purchased is as follows:

    1.   Tools of the trade, trade fixtures and vehicles;
    2.   Office furniture, fixtures and leasehold improvements;
    3.   Computers and peripheral equipment;
    4.   Phone numbers utilized by the business as well as all phones;
    5.   Contracts currently held in the name of BFS;
    6. Customer Lists including all documentation related to existing, past and prospective customers;
    7.   Supplies and existing inventory of the business;
    8. All of BFS's rights, title and interest in the name "Baker's Filter Service" and any copyrights, trademarks and patent rights as well as any trade secret, confidential and proprietary information related to the business and
    9.   Goodwill associated with the business.

         The Company will initially maintain the BFS name, and will assume the filter sales, invoicing, accounts receivable and customer service at the Company's headquarters in Austin, Texas. The Company plans to expand this new segment of business by acquiring similar companies located in other geographic areas and franchising the air filter maintenance business for a percentage of sales to independent distributors who would handle the actual maintenance.

         Audited financial statements of BFS are not currently available and are not included in this filing. The Company will file an amendment to this Form 8-K within 60 days of this filing that will include the required financial statements.

ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

         a) Financial Statements



                          Baker's Filter Service, Inc.
                               a Texas Corporation
                              Financial Statements
                           December 31, 2001 and 2000




                                TABLE OF CONTENTS



              Independent Auditor's Report                        F-1

              Balance Sheets                                      F-2

              Statements of Operations                            F-3

              Statements of Changes in Stockholders' Equity       F-4

              Statements of Cash Flows                            F-5

              Notes to Financial Statements                       F-6

                          Independent Auditor's Report
                          ----------------------------


To the Directors and Stockholder of
Baker's Filter Service, Inc.

We have audited the accompanying balance sheets of Baker's Filter Service, Inc. as of December 31, 2001 and 2000 and the related statements of operations, changes in stockholders' capital, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Baker's Filter Service, Inc. as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.





Robnett & Company, P.C.
Austin, Texas

August 8, 2002

                          Baker's Filter Service, Inc.
                               a Texas Corporation
                                 BALANCE SHEETS
                           December 31, 2001 and 2000


                                     ASSETS
                                                             2001        2000
                                                           --------    --------
Current Assets:
      Cash                                                 $  5,234    $  5,145
      Inventory                                               5,345       1,420
      Accounts Receivable                                     6,017       1,176
                                                           --------    --------
                                                             16,596       7,741

Fixed Assets:
      Equipment                                               8,221       6,976
      Less: Accumulated Depreciation                         (5,088)     (4,326)
                                                           --------    --------
                                                              3,133       2,650
                                                           --------    --------

Total Assets                                               $ 19,729    $ 10,391
                                                           ========    ========

                      LIABILITIES AND STOCKHOLDER'S EQUITY

Current Liabilities:
      Line of Credit                                       $  5,000    $  3,110
      Other Accrued Liabilities                               1,094         858
                                                           --------    --------
                                                              6,094       3,968

Stockholder's Equity:
      Paid-In Capital                                         1,000       1,000
        10,000 No-Par Shares Common Stock
        Authorized, None Issued
      Retained Earnings                                      12,635       5,423
                                                           --------    --------
                                                             13,635       6,423
                                                           --------    --------

Total Liabilities and Stockholder's Equity                 $ 19,729    $ 10,391
                                                           ========    ========

See notes to the financial statements.

                          Baker's Filter Service, Inc.
                               a Texas Corporation
                            STATEMENTS OF OPERATIONS
                 For the Years Ended December 31, 2001 and 2000



                                                         2001         2000
                                                       --------     --------
REVENUES
        Revenues                                       $ 83,399     $ 70,868
        Cost of Goods Sold                              (10,476)      (8,229)
                                                       --------     --------

        Gross Margin                                     72,923       62,639

OPERATING EXPENSES
        Advertising                                         792          584
        Depreciation                                        762          660
        Dues and Subscriptions                              502           58
        General and Administrative                          942          409
        Insurance                                         2,678        1,144
        Interest                                            174          707
        Office Expense                                    1,752        1,442
        Professional Fees                                 1,150        1,300
        Rent                                             12,550       12,600
        Repairs and Maintenance                           3,976        2,060
        Taxes                                             2,894        2,639
        Telephone                                           826          907
        Transportation                                    2,797        4,059
        Utilities                                           687          848
        Wages and Salaries                               33,229       31,758
                                                       --------     --------
                                                         65,711       61,175
                                                       --------     --------

        Net Income                                     $  7,212     $  1,464
                                                       ========     ========

See notes to the financial statements.

                          Baker's Filter Service, Inc.
                               a Texas Corporation

                  STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                 For the Years Ended December 31, 2001 and 2000



                                              Paid-In      Retained
                                              Capital      Earnings      Total
                                              --------     --------     --------

Balance at January 1, 2000                    $  1,000     $  3,959     $  4,959

     Net Income                                   --          1,464        1,464
                                              --------     --------     --------

Balance at December 31, 2000                     1,000        5,423        6,423

     Net Income                                   --          7,212        7,212
                                              --------     --------     --------

Balance at December 31, 2001                  $  1,000     $ 12,635     $ 13,635
                                              ========     ========     ========


See notes to the financial statements.

                          Baker's Filter Service, Inc.
                               a Texas Corporation
                            STATEMENTS OF CASH FLOWS
                 For the Years Ended December 31, 2001 and 2000


                                                             2001        2000
                                                            -------     -------

Cash flows from operating activities:
      Net Income                                            $ 7,212     $ 1,464
                                                            -------     -------
Adjustments to reconcile net income to net cash
provided by operating activities:
      Depreciation and amortization                             762         660
      (Increase) decrease in accounts receivable             (4,841)      1,766
      Increase in inventories                                (3,925)       --
      Increase (decrease) in accrued liabilities                236        (302)
                                                            -------     -------
Total adjustments                                            (7,768)      2,124
                                                            -------     -------
Net cash provided (used) by operating activities               (556)      3,588

Cash flow from investing activities:
      Cash payments for the purchase of property             (1,245)       --
                                                            -------     -------
Net cash used by investing activities                        (1,245)       --

Cash flow from financing activities:
      Net proceeds (borrowings) on line of credit             1,890         (39)
                                                            -------     -------
Net cash provided (used) by financing activities              1,890         (39)
                                                            -------     -------

Net increase in cash and equivalents                             89       3,549
Cash and equivalents, beginning of year                       5,145       1,596
                                                            -------     -------
Cash and equivalents, end of year                           $ 5,234     $ 5,145
                                                            =======     =======

Supplemental disclosures of cash flow information:
Cash paid during the year for:
 Interest expense                                           $   449     $   626
                                                            =======     =======

See notes to the financial statements.

                          Baker's Filter Service, Inc.
                               a Texas Corporation

                          NOTES TO FINANCIAL STATEMENTS
                      For the Year Ended December 31, 2001



NOTE 1 - NATURE OF BUSINESS AND ORGANIZATION

Baker's Filter Service, Inc. (the "Company"), was incorporated on August 27, 1990, in the State of Texas for the purpose of producing, acquiring, distributing, buying, selling, leasing, trading, and/or dealing in and with personal property, real property, and services, subject to Part Four of The Texas Miscellaneous Corporation Laws Act.

The Company is engaged in the business of manufacturing, selling, and servicing filters for commercial heating and ventilation and air conditioning (HVAC) applications as well as grease traps for local restaurants.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


Basis of Presentation

The  Company  prepares  its  financial   statements  on  the  accrual  basis  of
accounting, which is consistent with generally accepted accounting principles.


Use of Estimates

These financial statements have been prepared in accordance with generally accepted accounting principles. The presentation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results may differ from those estimates.


Cash and Cash Equivalents

Cash  and  cash  equivalents   include  all  cash  balances  and   highly-liquid
investments with a maturity of three months or less. Restricted cash is not considered a cash equivalent.


Accounts Receivable

The Company recognizes all revenue earned through the end of the year, regardless of when customers are billed. Trade accounts receivable are $4,562 and $1,176 at December 31, 2001 and 2000, respectively. There are no revenues, which have been earned and not billed, at December 31, 2001 or 2000.

Customer accounts receivable include all amounts due from the customers of the Company's HVAC and grease trap services. The Company provides an allowance for doubtful accounts, as needed, for accounts deemed uncollectible. There is not allowance for doubtful accounts at December 31, 2001 or 2000.


Inventory

Inventory is valued at the lower of cost or market determined using the first-in, first-out (FIFO) method.


Equipment

Equipment is stated at cost. Depreciation is provided using the straight-line method over the estimated useful lives of 3, 5, and 10 years.


Revenue Recognition

Sales revenues are recognized at the point of sale or as services have been performed and are billable.


Advertising

Advertising expenditures are expensed as incurred


NOTE 3 - LINE OF CREDIT

During the years ended December 31, 2001 and 2000, the Company maintained an unsecured line of credit with a local bank. Interest was calculated at the rate of 11-12% APR, and principle outstanding at December 31, 2001 and 2000, is due June 15, 2002 and 2001. No interest was accrued at December 31, 2001 or 2000.

NOTE 4 - INCOME TAXES

A reconciliation of book to taxable income is as follows:

                                                     2001         2000
                                                   --------     --------
           Net Income, per Books                   $  7,212     $  1,464

           Less:
                Depreciation Adjustment                (821)           -
                Accrual of Receivables                2,367            -
                Adjustment to Inventory              (3,970)           -
                Reclassification of                  (3,500)           -
                     Personal Expenditures
                                                   --------     --------
           Net Income, per Tax Return              $  1,288     $  1,464
                                                   ========     ========

Adjustments made from book to tax net income reflect timing differences, adjustments to reflect the ending receivables and inventory balances, and reclassification of expenditures to balance sheet accounts, which wash out in the operations of future years.

Federal taxable income of $1,288 and $1,464 was offset against a net operating loss (NOL) carryover of $2,250 and $3,657 at December 31, 2001 and 2000, respectively. The NOL carryover expires December 31, 2019 and is available to offset taxable income until then. Deferred tax assets associated with the net operating loss carryover of $126 and $338, and income tax expense related to current taxable income of $193 and $211, respectively, are not accrued on the financial statements for the years ended December 31, 2001 and 2000 due to their relative immateriality with respect to the financial statements.

The Company's total taxable capital and revenues are not sufficient to be subject to the Texas Franchise Tax, as such, no provision for Texas Franchise tax has been recognized for the years ended December 31, 2001 and 2000.


NOTE 5 - RELATED PARTY TRANSACTIONS

The Company's President makes loans to and from the Company as needed to cover operational deficits. These loans are to be repaid either to or from the Company in the following twelve months and do not pay interest. At December 31, 2001, the President is indebted to the Company $1,455, and expects to repay the debts during the year ended December 31, 2002.


NOTE 6 - SUBSEQUENT EVENTS

On May 29, 2002, the Company sold all of its assets and customer base to Demarco Energy Systems of America, Inc. for $150,000. At the date of report, the Company is no longer in the business of manufacturing, selling, and/or servicing HVAC filtration devices or grease traps.

                          Baker's Filter Service, Inc.
                               a Texas Corporation
                         Reviewed Financial Statements
                             March 31, 2002 and 2001




                                TABLE OF CONTENTS



         Independent Accountant's Report                      F-10

         Balance Sheet                                        F-11

         Statements of Operations                             F-12

         Statements of Cash Flows                             F-13

         Notes to Financial Statements                        F-14

                         Independent Accountant's Report
                         -------------------------------


To the Directors and Stockholder of
Baker's Filter Service, Inc.

We have reviewed the accompanying balance sheet of Baker's Filter Service, Inc. as of March 31, 2002 and 2001 and the related statements of operations, and cash flows for the quarters then ended, in accordance with Statements on Standards for Accounting and Review Services issued by American Institute of Certified Public Accountants. All information included in these financial statements is the representation of the owner and management of Baker's Filter Service, Inc.

A review consists principally of inquiries of Company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modification that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.




Robnett & Company, P.C.
Austin, Texas

August 8, 2002

                          Baker's Filter Service, Inc.
                               a Texas Corporation
                                  BALANCE SHEET
                              As of March 31, 2002



                                     ASSETS
Current Assets
      Cash                                                   $  4,680
      Inventory                                                 5,345
      Accounts Receivable                                       9,175
                                                             --------
                                                               19,200

Fixed Assets
      Equipment                                                 8,221
      Less: Accumulated Depreciation                           (5,355)
                                                             --------
                                                                2,866

Total Assets                                                 $ 22,066
                                                             ========

                      LIABILITIES AND STOCKHOLDER'S EQUITY

Current Liabilities:
      Line of Credit                                         $  5,000
      Other Accrued Liabilities                                   871
                                                             --------
                                                                5,871

Stockholder's Equity:
      Common Stock                                              1,000
      Retained Earnings                                        15,195
                                                             --------
                                                               16,195
                                                             --------

Total Liabilities and Stockholder's Equity                   $ 22,066
                                                             ========


See accompanying notes and accountant's report.

                          Baker's Filter Service, Inc.
                               a Texas Corporation
                            STATEMENTS OF OPERATIONS
                 For the Quarters Ended March 31, 2002 and 2001


                                               Quarter Ended     Quarter Ended
                                               March 31, 2002    March 31, 2001
                                               --------------    --------------

REVENUES
        Revenues                               $       22,367    $       25,360

        Cost of Goods Sold                             (1,978)           (3,058)
                                               --------------    --------------

        Gross Margin                                   20,389            22,302

OPERATING EXPENSES
        Advertising                                      --                 145
        Charitable Contributions                         --                 119
        Depreciation                                      267               164
        Dues and Subscriptions                             93              --
        General and Administrative                        531               802
        Insurance                                         617               384
        Professional Fees                                 300               200
        Rent                                            3,150             3,150
        Repairs and Maintenance                           671               904
        Taxes                                           1,423               608
        Telephone                                         178               264
        Transportation                                    762             1,177
        Utilities                                         225               182
        Wages and Salaries                              9,612             7,000
                                               --------------    --------------
                                                       17,829            15,099
                                               --------------    --------------

        Net Income                             $        2,560    $        7,203
                                               ==============    ==============



See accompanying notes and accountant's report.

                          Baker's Filter Service, Inc.
                               a Texas Corporation
                            STATEMENTS OF CASH FLOWS
                 For the Quarters Ended March 31, 2002 and 2001

                                                              Quarter Ended       Quarter Ended
                                                              March 31, 2002      March 31, 2001
                                                              --------------      --------------
Cash flows from operating activities:
      Net Income                                              $        2,560      $        7,203
                                                              --------------      --------------
Adjustments to reconcile net income to net cash
provided by operating activities:
      Depreciation and amortization                                      267                 165
      Increase in accounts receivable                                 (3,158)             (5,682)
      Increase (decrease) in accrued liabilities                        (223)                194
                                                              --------------      --------------
Total adjustments                                                     (3,114)             (5,323)
                                                              --------------      --------------
Net cash provided (used) by operating activities                        (554)              1,880
                                                              --------------      --------------


Cash flow from investing activities:                          --------------      --------------
Net cash used by investing activities                                   --                  --

Cash flow from financing activities:                          --------------      --------------
Net cash provided (used) by financing activities                        --                  --

Net increase (decrease) in cash and equivalents                         (554)              1,880
Cash and equivalents, beginning of year                                5,234               5,145
                                                              --------------      --------------
Cash and equivalents, end of year                             $        4,680      $        7,025
                                                              ==============      ==============

See accompanying notes and accountant's report.

                          Baker's Filter Service, Inc.
                               a Texas Corporation

                          NOTES TO FINANCIAL STATEMENTS
                        For the Year Ended March 31, 2002



NOTE 1 - NATURE OF BUSINESS AND ORGANIZATION

Baker's Filter Service, Inc. (the "Company"), was incorporated on August 27, 1990, in the State of Texas for the purpose of producing, acquiring, distributing, buying, selling, leasing, trading, and/or dealing in and with personal property, real property, and services, subject to Part Four of The Texas Miscellaneous Corporation Laws Act.

The Company is engaged in the business of manufacturing, selling, and servicing filters for commercial heating and ventilation and air conditioning (HVAC) applications as well as grease traps for local restaurants.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


Basis of Presentation

The  Company  prepares  its  financial   statements  on  the  accrual  basis  of
accounting, which is consistent with generally accepted accounting principles.


Use of Estimates

These financial statements have been prepared in accordance with generally accepted accounting principles. The presentation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results may differ from those estimates.


Cash and Cash Equivalents

Cash  and  cash  equivalents   include  all  cash  balances  and   highly-liquid
investments with a maturity of three months or less. Restricted cash is not considered a cash equivalent.


Accounts Receivable

The Company recognizes all revenue earned through the end of the period, regardless of when customers are billed. Trade accounts receivable are $5,306 at March 31, 2002. There are no revenues, which have been earned and not billed, at march 31, 2002 and 2001.

Customer accounts receivable include all amounts due from the customers of the Company's HVAC and grease trap services. The Company provides an allowance for doubtful accounts, as needed, for accounts deemed uncollectible. There is not allowance for doubtful accounts at March 31, 2002 or 2001.


Inventory

Inventory is valued at the lower of cost or market determined using the first-in, first-out (FIFO) method.


Equipment

Equipment is stated at cost. Depreciation is provided using the straight-line method over the estimated useful lives of 3, 5, and 10 years.


Revenue Recognition

Sales revenues are recognized at the point of sale or as services have been performed and are billable.


Advertising

Advertising expenditures are expensed as incurred


NOTE 3 - LINE OF CREDIT

The Company maintains an unsecured line of credit with a local bank; Interest is calculated at the rate of 11-12% APR, and principle outstanding at March 31, 2002 and 2001, is due June 15, 2002 and 2001. No interest was accrued at March 31, 2002 or 2001.

NOTE 4 - INCOME TAXES

Federal taxable income of $2,560 and $7,203, at March 31, 2002 and 2001, is to be offset against net operating loss (NOL) carryovers of $2,250 and $3,657 for the years ended December 31, 2001 and 2000, respectively. The NOL carryover expires December 31, 2019 and are available to offset taxable income until then. Deferred tax assets associated with the net operating loss carryover of $126 and $338, and income tax expense related to current taxable income of $384 and $1,080, respectively, are not accrued on the financial statements for the quarters ended March 31, 2002 and 2001 due to their relative immateriality with respect to the financial statements.

The Company's total taxable capital and revenues are not sufficient to be subject to the Texas Franchise Tax, as such, no provision for Texas Franchise tax has been recognized for the quarters ended March 31, 2002 and 2001.


NOTE 5 - RELATED PARTY TRANSACTIONS

The Company's President makes loans to and from the Company as needed to cover operational deficits. These loans are to be repaid either to or from the Company in the following twelve months and do not pay interest. At March 31, 2002, the President is indebted to the Company $3,869, and expects to repay the debts during the year ended December 31, 2002.


NOTE 6 - SUBSEQUENT EVENTS

On May 29, 2002, the Company sold all of its assets and customer base to Demarco Energy Systems of America, Inc. for $150,000. At the date of report, the Company is no longer in the business of manufacturing, selling, and/or servicing HVAC filtration devices or grease traps.

        b)  Exhibits

        The following exhibits were previously filed as a part of Form 8-K filed on June 14, 2002:

        Exhibit Number           Name of Exhibit

        10.05                    Baker's Filter Service, Inc. Asset Purchase
                                 Agreement
        99.1                     Press Release dated June 11, 2002

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the current report of DeMarco Energy Systems of America, Inc. on Form 8-K as amended, filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of Baker's Filter Service, Inc.

                                           /s/ Victor M. DeMarco
                                           ---------------------
                                           Victor M. DeMarco
                                           President/Chief Operating Officer

                                           August 16, 2002






                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          (Registrant)   DEMARCO ENERGY SYSTEMS OF AMERICA, INC.
                                         ---------------------------------------

                                   By:   /s/ Victor M. DeMarco
                                         -----------------------------
                                         Victor M. DeMarco, President/ Chief
                                         Operating Officer

Date:  August 16, 2002




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